Exhibit 10.27

THESE SECURITIES, AND THE SHARES OF COMMON STOCK WHICH MAY BE ISSUED UPON EXERCISE OF THESE SECURITIES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH
REGISTRATION  IS  NOT  REQUIRED  UNDER  THE  SECURITIES  ACT  OF  1933.


                              LIFECELL CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
               --------------------------------------------------

                                October 31, 2000


                                                                  125,000 Shares

FOR VALUE RECEIVED, LIFECELL CORPORATION, a Delaware corporation (the "Company"), hereby certifies that GRUNTAL & CO., L.L.C. or permitted assigns thereof, is entitled to purchase from the Company, at any time or from time to time prior to 5:00 p.m., New York City time, on that date which is five (5) years from the date hereof, 125,000 fully paid and nonassessable shares of the common stock, par value $.001 per share, of the Company upon payment of the purchase price of $5.00 per share; each subject to adjustment pursuant to the terms hereof.

Hereinafter, (i) the common stock referred to above, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holders of this Warrant and all other Warrants are referred to as the "Holders."

The  Per  Share  Warrant Price is subject to adjustment as hereinafter provided.

1.     Exercise  of  Warrant.
       ----------------------


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(a)  This Warrant may be exercised, in whole at any time or in part from time to time, prior to its expiration as set forth above by the Holder by the surrender of this Warrant to the Company (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds. Upon any exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by this Section 1 such number of the shares of Common Stock otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the Market Price (as defined below) of such specified number of shares on the date of the exercise over the portion of the payment required by this Section 1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number. For the purpose of this warrant agreement, the "Market Price" of a share of Common Stock or other securities on any day shall mean the average closing price of a share of Common Stock or other security for the 10 consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 10 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the Holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American
     Arbitration  Association  in  accordance  with  its  rules.

     If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties, if any, receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this
     Section 1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

(b) The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights (including, without limitation, any rights to registration of the shares of Common Stock or other securities issued upon such exercise) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.


2.   Reservation  of  Warrant  Shares;  Listing.
     -------------------------------------------

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive or similar contractual rights and (b) keep the shares of Common Stock receivable upon the exercise of this Warrant authorized for quotation on the Nasdaq National Market (or authorized for listing on the national securities exchange upon which the Common Stock is then listed, if any)  upon  notice  of  issuance.

3.   Protection  Against  Dilution.
     ------------------------------

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock, evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price in effect immediately prior to the determination of the shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the then current Market Price of the Common Stock on such record date less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current Market Price per share of Common Stock. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     (b) In case the Company shall hereafter (i) declare a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price and the number and kind of shares of Common Stock receivable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number and kind of shares of Common
          Stock or other capital stock of the Company which the Holder would have received had it exercised such Warrant immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common
          Stock  and  other  capital  stock.

     (c) In case the Company after the date hereof (i) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other entity, or (iv) shall effect a capital reorganization or reclassification of the Common Stock or other securities of the Company, other than in the cases referred to in Subsection 3(b) hereof, ((i) - (iv) being collectively referred to as "Transactions"), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have received or have been entitled to receive immediately after such Transaction had this Warrant been converted immediately prior to the effective date of such Transaction and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive Transactions. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such Transaction and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event.

          Notwithstanding the foregoing, if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such Transaction, the Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder had exercised this Warrant immediately prior to such Transaction.

     (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the then existing Per Share Warrant Price; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this
          Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     (e)  In  case  any  event  shall  occur  as to which the provisions of this
          Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

     (f)  Whenever  the  Per Share Warrant Price is adjusted as provided in this
          Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly provide a certificate of the chief financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

     (g) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.   Fully  Paid  Stock;  Taxes.
     ---------------------------

     The Company will take all such actions as may be necessary to assure that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be reasonably necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Registration  under  Securities  Act  of  1933.
     -----------------------------------------------

     (a)  Demand  Registration.  Upon  the  request  of  holders  of Warrants or
          --------------------
          Warrant Shares representing a majority of the Warrant Shares issuable upon exercise of this Warrant, the Company agrees that the Company will use its best efforts to file, within 60 days of such request, under the Securities Act of 1933 (the "Act"), as amended, a registration statement under the Act covering the Warrant Shares issuable upon the exercise of this Warrant (the "Registration Statement"). The Company will use its best efforts to cause the Registration Statement to become effective as of the soonest practicable date following the date of filing and the Company will (i) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares to be sold or otherwise disposed of, (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all Warrant Shares have been issued pursuant thereto and for a period of two years after effectiveness, (iii) maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder or such Holders to effect the proposed sale or other disposition. All expenses incurred by the Company or the Holders in connection with any registration or other action pursuant to the provisions of this
          Section  5(a)  shall  be  paid  by  the  Holders.

     (b)  Incidental  Registration.  If  the  Company  at  any  time proposes to
          -----------------------
          register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 5(a)), whether or not for sale for its own account, it will each such time give prompt written notice to the Holder or Holders of its intention to do so and of such Holder's rights to register the Common Stock issuable upon exercise of this Warrant (together with all other Common Stock pursuant to which there are registration rights outstanding on the date hereof or after the date hereof, the "Registrable Securities") under this Section 5. Upon the written request of any Holder made within 20 days after the receipt of any such notice (which request shall specify the number of shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of such Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 5(a) pursuant to the terms and conditions set forth herein, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Registrable Securities of a Holder, for the same period as the delay in registering the other securities to be registered. No registration effected under this Section 5(b) shall relieve the Company of its obligation to effect any registration upon request under Section 5(a), nor shall any such registration hereunder be deemed to have been effected pursuant to Section 5(a).

          If a registration pursuant to this Section 5(b) involves an underwritten offering to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and if the managing underwriter of such underwritten offering shall inform the Company and Holders requesting registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would materially interfere with successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all Holders of all Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each Holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

     (c) The Company shall, upon the filing of the Registration Statement (i) furnish to each Holder of any Warrant Shares (and to each underwriter, if any, of such Warrant Shares) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Warrant Shares; (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request; provided,
                                                                       ---------
          that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such states or jurisdictions and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

     (d) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of Section 5(b), other than underwriting discounts and commissions, and applicable transfer taxes relating to the Warrant Shares, but shall not pay any expenses incurred in connection with any registration or other action pursuant to the provisions of Section 5(a), all of which expenses shall be paid by the Holders pursuant to Section 5(a).

     (e) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 with respect to the Registrable Securities of any selling Holder that each such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     (f) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless such Holder accepts and becomes party to the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or such other parties as provided herein), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. In addition, all Holders requesting to be included in the Company's registration must sell their Registrable Securities on the same terms and conditions as the Company and other holders requesting registration.

     (g) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

     (h) The Company agrees to indemnify and hold harmless each Holder, each person who participates as an underwriter in the offering or sale of the Warrant Shares, their officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities and expenses (which shall include, for all purposes of this paragraph, but not be limited to, reasonable attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which such persons may become subject under the Act, or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (a) in any registration statement, prospectus subject to completion, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Warrant Shares or (b) in any application or other document or communication (in this paragraph collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or blue sky laws thereof or filed with the Securities and Exchange Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Holder or any holder of any of the Warrant Shares by or on behalf of such person expressly for inclusion in any registration statement, prospectus subject to completion, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

          If any action is brought against any Holder or any holder of Warrant Shares or any of its officers, directors, partners, employees, agents or counsel or any controlling person of such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph ("indemnified party"), such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have under the preceding paragraphs except to the extent that the Company is actually prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval, which approval shall not be unreasonably withheld, by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso in the previous sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent will not be unreasonably withheld, unless such indemnifying party waived its rights under this paragraph in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the consent of the indemnified party, consent to the settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party an unconditional release from all liability in respect of such action.

          The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Warrant holder's Securities held by the Holder, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holder as provided above, but only with respect to statements or omissions, if any, made in any registration statement, prospectus subject to completion, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in each case in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, prospectus subject to completion, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, prospectus subject to completion, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this paragraph, the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of the preceding paragraph.

          To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to the preceding paragraphs (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, and any controlling person of the Company), as one entity, and the Holder and any holder of any of the Warrant Shares included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holder or any such holder in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company, by the Holder or by any holder of Warrant Shares included in such registration, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this paragraph. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this paragraph, each person, if any, who controls the Holder or any holder of any of the Warrant Shares, within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent and counsel of each such person, shall have the same rights to contribution as such person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel, shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph. Anything in this paragraph to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This paragraph is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

     (i) In connection with a public offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration or those acquired in open-market acquisitions following a public offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time prior to and after the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such public offering.

          The obligations described in this subsection (i) shall apply only if all executive officers and directors of the Company enter into similar agreements for a time period applicable to each Holder, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

          In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other Person subject to the restrictions in this subsection (i).

          Each Holder agrees that it will not transfer this Warrant or the Warrant Shares unless each transferee agrees in writing to be bound by all of the provisions of this subsection (i), provided, that this subsection (i) shall not apply to transfers pursuant to a registration statement.

     (j) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 5(a) after the Company has effected one (1) registration pursuant to Section 5(a).

     (k) The Company shall not be obligated to effect or to take any action to effect any registration pursuant to Section 5(a) or 5(b) if the Registrable Securities requested to be registered by the Holders requesting such registration may be sold or transferred pursuant to Rule 144(k) of the Act; provided, however, that this restriction shall not apply in the event the registration to be effected by the Company involves an underwritten offering and the Holder requests registration of its Registrable Securities pursuant to Section 5(b) hereof.


6.   Loss,  etc.,  of  Warrant.
     --------------------------

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.


7.   Warrant  Holder  Not  Shareholder.
     ----------------------------------

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.


8.   Amendment.
     ----------

     These Warrants may be amended only by written mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.


9.   Communication.
     --------------

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below.


     If  to  the  Company:       LifeCell  Corporation
     ---------------------       1  Millennium  Way
                                 Branchburg,  New  Jersey  08876
                                 Attn:  Corporate  Secretary

     or such other address as the Company has designated in writing to the Holder.

     If  to  the  Holder:        Prudential  Securities  Incorporated
     --------------------        1751  Lake  Cook  Road
                                 Deerfield,  Illinois  60015
                                 Attention: Chairman and Chief Executive Officer

     or such other address as the Holder has designated in writing to the Company.

10.  Headings.
     ---------

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.


11.  Applicable  Law.
     ----------------

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.


12.  Assignment.
     -----------

     Subject to compliance with federal and state securities laws, the Holder may assign or transfer this Warrant in whole or in part by completing and delivering to the Company the applicable document of assignment, duly executed, in the form attached hereto. Upon any such assignment or transfer, the term "Holder" shall be deemed to include any such assignee or transferee of the original Holder.

13.  Severability.
     -------------

     If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provisions were so excluded and the balance shall be enforceable in accordance with its terms.



     IN WITNESS WHEREOF, LifeCell Corporation has caused this Warrant to be signed by its Chief Executive Officer and attested by its Secretary this 31st day of October, 2000.

                                     LIFECELL  CORPORATION


                                     By:  /s/Paul  G  Thomas
                                          -----------------------------

                                          Name:   Paul  G.  Thomas
                                          Title:  President  &  CEO


ATTEST:

            /s/ Steven T. Sobieski
            -------------------------
Secretary:      Steven T. Sobieski

                                  SUBSCRIPTION


The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _______ shares of the Common Stock of LifeCell Corporation covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:  ____________________               Signature:___________________________
                                           Address:  ___________________________
                                                     ___________________________

                                   ASSIGNMENT


FOR VALUE RECEIVED _______________ hereby assigns and transfers unto _________ _______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________, attorney, to transfer said Warrant on the books of LifeCell Corporation.


Dated:  ____________________               Signature:___________________________
                                           Address:  ___________________________
                                                     ___________________________

                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED _______________ hereby assigns and transfers unto _____________ the right to purchase __________ shares of the Common Stock of LifeCell Corporation by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________, attorney, to transfer that part of said Warrant on the books of LifeCell Corporation.


Dated:  ____________________               Signature:___________________________
                                           Address:  ___________________________
                                                     ___________________________